UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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SCHEDULE 14A

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Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

(Check the appropriate box):

☐	Preliminary Proxy Statement
☐	Confidential, For Use Of The Commission Only (As Permitted By Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Newmark Group, Inc.
(Name of Registrant as Specified In Its Charter)

______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-(6)(i)(1) and 0-11.

Your Vote Counts! NEWMARK GROUP, INC. 2024 Annual Meeting Vote by October 16, 2024 11:59 PM ET. For shares held in a Plan, vote by October 14, 2024 11:59 PM ET. NEWMARK GROUP, INC. 125 PARK AVENUE NEW YORK, NY 10017 V55370-P14485 You invested in NEWMARK GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on October 17, 2024. Get informed before you vote View the Notice of Internet Availability of Proxy Materials and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 3, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* October 17, 2024 11:00 a.m. (Eastern Time) Virtually at: www.virtualshareholdermeeting.com/NMRK2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Directors Nominees: 01) Howard W. Lutnick 02) Virginia S. Bauer 03) Kenneth A. McIntyre 04) Jay Itzkowitz 2. Approval of the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2024. 3. Approval, on an advisory basis, of executive compensation. 4. Approval of the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation to provide for officer exculpation to the extent permitted under Delaware law. 5. Approval of the Amended and Restated Newmark Group, Inc. Long Term Incentive Plan. Board Recommends For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V55371-P14485